AXA PREMIER VIP TRUST

SUPPLEMENT DATED AUGUST 15, 2018 TO THE PROSPECTUS DATED MAY 1, 2018,

This Supplement updates certain information contained in the Prospectus dated May 1, 2018, of AXA Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fee rates payable by certain of the Portfolios of the Trust for administrative services

Effective October 1, 2018, the last two paragraphs in the section of the Prospectus entitled “Management Team — Management Fees” are deleted in their entirety and replaced with the following information:

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Charter Allocation Portfolio, AXA Allocation Portfolio and Target Allocation Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500, per Portfolio. For purposes of calculating the asset-based administration fee, the assets of the Charter Allocation Portfolios, AXA Allocation Portfolios and Target Allocation Portfolios are aggregated together and with the assets of certain portfolios of EQ Advisors Trust (the “EQAT Portfolios”), all of which are also managed by FMG LLC and are offered in other prospectuses. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Charter Allocation Portfolios, AXA Allocation Portfolios, Target Allocation Portfolios and EQAT Portfolios ; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.0800% thereafter.

As noted in the prospectuses for the affiliated Underlying Portfolios, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for those Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Charter Allocation Portfolio. In this connection, the Manager’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative impact on its revenues and/or profits.

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AXA PREMIER VIP TRUST

SUPPLEMENT DATED AUGUST 15, 2018 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2018

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) dated May 1, 2018, of AXA Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fees payable by the Portfolios for administration services.

Effective October 1, 2018, the first paragraph in the section of the SAI entitled “Investment Management and Other Services — The Administrator” is deleted in its entirety and replaced with the following information:

Pursuant to an administrative agreement, FMG LLC (in this capacity, the “Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each AXA Allocation Portfolio, Target Allocation Portfolio and Charter Allocation Portfolio pays the Administrator its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. For purposes of calculating the asset-based administration fee, the assets of the AXA Allocation Portfolios, Target Allocation Portfolios and Charter Allocation Portfolios are aggregated together and with the assets of certain portfolios of EQ Advisors Trust (the “EQAT Portfolios”), all of which are also managed by the Adviser. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the AXA Allocation Portfolios, Charter Allocation Portfolios, Target Allocation Portfolios, and EQAT Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.0800% thereafter.

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